UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2008

VITAL SIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-18793	11-2279807
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

20 Campus Road, Totowa, New Jersey		07512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 790-1330

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

          On October 29, 2008, Vital Signs, Inc. (the “Company”) issued a press release announcing that the shareholders of the Company voted to approve the Agreement and Plan of Merger, dated as of July 23, 2008, by and among the Company, General Electric Company, a New York corporation (the “Buyer”), and Tonic Acquisition Corp, a New Jersey corporation and a wholly-owned subsidiary of the Buyer, at the Company’s special meeting of shareholders.

          A copy of the press release issued by the Company on October 29, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

             (d)           Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated October 29, 2008

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL SIGNS, INC.

By:	/s/ Jay Sturm
Name: Jay Sturm
Title: Vice President/General Counsel

Dated:  October 29, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated October 29, 2008